For Immediate Release:

Contact: Steven Wegener

1-800-595-4077

info@wegenerfunds.com

Wegener Adaptive Growth Fund Hits All Time High with

Three Year Average Annual Total Return Of 11.43%

Fund exemplifies the opportunities for a more active risk management approach

(September 22, 2009) Alexandria, VA – At a time when most stock mutual funds are missing their mark or are merely recovering last year’s losses, the Wegener Adaptive Growth Fund (Nasdaq: WAGFX) is up 38.36% cumulative over the three year period ending on September 18, 2009, and is making new all time highs.

This extraordinary return was accomplished by hedging the Fund when the market risk level appeared high, and removing those hedges as conditions shifted and expected market return increased.

According to fund manager Steven Wegener, “an active process for risk management should be a core aspect of any investment portfolio. Traditionally, this has been achieved by having investors use multiple funds to try to manage their risk. The alternative approach – to hire a fund manager who will be more active about managing the risk in the portfolio – represents the investment wave of the future.”

Wegener continues: “However, successful risk management where equity exposure is varied requires patience and skill. Not all managers can do so successfully, and it’s important to look to the manager’s track record of being able to manage through both bull and bear markets.”

In Wegener’s case, his approach has led to the Fund being ranked in the top 1% in Lipper’s Multi-Cap Core category and being ranked in the top 1% of Morningstar’s Large Growth category over the 1-year and 3-year periods ending on September 18, 2009.

The specific results versus the market are as follows:

Average Annual Total Returns For Periods Ended 6/30/2009

 1 year

      Since Inception

Wegener Adaptive Growth Fund (Nasdaq: WAGFX)

  3.36%            8.05%

S&P 500

           -26.21%        -10.11%

Russell 2000

           -25.01%        -10.89%

ABOUT THE WEGENER ADAPTIVE GROWTH FUND:

The Wegener Adaptive Growth Fund was started on 9/13/2006 with the objective of seeking long-term capital appreciation, while attempting to protect capital during negative market conditions using hedging strategies.

The Fund seeks to achieve its objective by investing in a portfolio of common stocks that the Fund's investment manager, Wegener, LLC, believes have superior prospects for appreciation. The Fund may invest in options to increase the Fund's market exposure, or use hedging strategies to reduce the Fund's market exposure, based on the investment manager's assessment of market conditions. Learn more: http://www.wegenerfunds.com

ABOUT STEVEN WEGENER:

Steven Wegener founded Wegener, LLC in 2003 and serves as its President and CEO. His firm started managing the Wegener Adaptive Growth Fund in 2006. He graduated from the University of Virginia with an MA in Economics. He is also a graduate of New York University's Stern School of Business with a BS in Finance and Economics.

By founding Wegener, LLC, Steven Wegener has given investors new ways of looking at their portfolios. Wegener believes the proactive mindset created by using the Adaptive Asset Management approach can be as reassuring as it is rewarding.

Investors should carefully consider information contained in the Fund’s prospectus, including investment objectives, risks, and charges and expenses. The prospectus contains this and other information about the Fund. You can obtain a prospectus by calling the Fund at 1-800-595-4077. Please read the prospectus carefully before investing.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month-end can be obtained by calling 1-800-595-4077.